UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 8, 2022
Date of Report (date of earliest event reported)

HAGERTY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40244	86-1213144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Drivers Edge
Traverse City, Michigan 49684
(Address of principal executive offices and zip code)

(800) 922-4050
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HGTY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HGTY.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

Entry into a material contract with a Named Executive Officer (Item 5.02(e))

As previously disclosed in the Current Report on Form 8-K filed by Hagerty, Inc. (the “Company”) with the Securities and Exchange Commission on June 17, 2022, Mr. Kelly Smith’s employment with the Company as the Chief Strategy Officer was ended pursuant to the terms of his Employment Agreement, dated March 1, 2021, between Mr. Smith and a subsidiary of the Company (“The Hagerty Group”). In connection with the termination of Mr. Smith’s employment, Mr. Smith and The Hagerty Group entered into a Release and Settlement Agreement, dated November 8, 2022 (the “Severance Agreement”).

Pursuant to the terms of the Severance Agreement, Mr. Smith is entitled to a payment of $500,000 and The Hagerty Group shall pay his counsel $50,000 payable on The Hagerty Group’s next regularly scheduled payroll period and in accordance with normal payroll practices. The Severance Agreement also provides for a customary general release of claims by the parties. The foregoing description is qualified in its entirety by the full text of the Severance Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Release and Settlement Agreement, dated November 8, 2022, by and between Kelly Smith and The Hagerty Group, LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)
*    Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAGERTY, INC.

Date: November 10, 2022	/s/ Barbara E. Matthews
Barbara E. Matthews
SVP, General Counsel and Corporate Secretary